UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2005

ECHOSTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

ECHOSTAR DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

EchoStar Communications Corporation today announced that its DISH Network™ satellite TV service has passed the 11 million customer milestone. See Press Release, dated January 31, 2005, “DISH Network Passes 11 Million Customer Milestone” attached hereto as Exhibit 99.1.

The information included in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by us under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

     99.1 Press Release “DISH Network Passes 11 Million Customer Milestone”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION ECHOSTAR DBS CORPORATION

Date: January 31, 2005	By:	/s/ David K. Moskowitz

David K. Moskowitz Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description
99.1	Press Release “DISH Network Passes 11 Million Customer Milestone”

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